
GYM
SISTERS
GYM


Donuts
BY DOMINIC


Anna Carter & Paul Moses
fruits &

cimpress

Q3 Fiscal Year 2026

Quarterly Earnings Document

April 29, 2026

Dear Investor,

Cimpress delivered a strong third quarter of FY2026: adjusted EBITDA[a] grew 11% versus last year and surpassed $100 million for the first time in a Q3 period. Revenue and adjusted EBITDA[a] growth outpaced our previously increased annual guidance; therefore we are again raising FY2026 revenue and profit guidance. We are strengthening the value we deliver to customers, increasing operational efficiency and accelerating the velocity with which we drive these improvements. Below we share updates on our progress that reinforce our confidence in our trajectory toward our FY2028 financial targets.

Summary financial results for Q3 FY2026 compared to Q3 FY2025:

- Revenue grew 12% on a reported basis and 4% on an organic constant-currency basis[a]. Currency movements and the previously disclosed tuck-in acquisition in our PrintBrothers segment positively contributed to our reported growth rates.
- Consolidated gross profit grew 10%, the result of revenue growth, cost improvements, benefits from currency, and the tuck-in acquisition.
- Consolidated advertising as a percent of revenue was 12.0%, a decrease of 110 basis points.
- Operating income increased $8.6 million to $49.2 million, up 21%, driven by gross profit growth.
- Net income increased $22.7 million to $14.6 million. This was driven by the operating income growth described above and increases in unrealized gains on currency hedges.
- Adjusted EBITDA[a] increased $9.8 million to $100.5 million, up 11%. This was driven by revenue and gross profit growth as well as $2.7 million in year-over-year currency benefits, partially offset by $3.3 million of production start-up costs for expansion of our North America production network.
- Operating cash flow decreased $26.2 million to an outflow of $16.5 million, primarily driven by $31.3 million of higher net working capital outflows partially offset by adjusted EBITDA growth. Q3 is typically a seasonal working capital outflow, which was higher this year mostly due to timing but also unfavorable currency movements on working capital.
- Adjusted free cash flow[a] declined by $23.9 million to an outflow of $54.6 million, driven by the operating cash flow decrease described above.
- During Q3 FY2026, we repurchased 288,109 Cimpress shares for $21.9 million at an average price of $75.98 per share. Additionally, payments for withholding taxes in connection with vesting of equity awards were $4.0 million, representing 53,633 shares at an average of $74.23 per share.
- On March 25, 2026, our board of directors approved a new $200 million share repurchase authorization that replaced our previous authorization.
- Net leverage[a] at March 31, 2026 was 3.0 times trailing-twelve month EBITDA as calculated under our credit agreement, consistent with Q2 FY2026.
- Our liquidity position remains strong with cash and cash equivalents of $189.0 million as of March 31, 2026. Our $250 million revolving credit facility remained undrawn at the end of the quarter.

Segment Commentary

VistaPrint Q3 revenue grew 7% year over year and 3% on an organic constant-currency basis[a]. Revenue grew across all regions, and strong growth in elevated products was partially offset by a business cards and stationery decline of 3%. Accelerated revenue growth in March allowed VistaPrint to achieve these results despite weakness in January and February from severe weather events in North America. As noted in our annual letter and investor day, as VistaPrint improves its elevated product capabilities, product range and value proposition, it is earning substantially higher wallet share and per-customer lifetime value from many of its small business customers. Variable gross profit per customer at reported currency rates grew 13% year over year to $86.40 in Q3, the 13th consecutive quarter of year-over-year growth.

VistaPrint Q3 segment EBITDA grew 7% year over year to $88.9 million, an increase of $5.7 million from the prior-year period, driven by revenue and gross profit growth, as well as advertising efficiencies. Start-up costs related to a

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

new production facility in North America are now included in the VistaPrint segment as of Q3, which weighed on segment EBITDA by approximately $5.1 million ($3.3 million of Q3 costs plus $1.8 million of H1 2026 costs previously reported in our central and corporate costs). Excluding this, segment EBITDA grew 13% year over year. Currency movements benefited VistaPrint segment EBITDA by $2.9 million.

PrintBrothers and **The Print Group** (our combined Upload & Print businesses) grew Q3 revenue year over year by 30% and 20% on a reported basis, respectively (26% combined[a]); on an organic constant-currency basis both segments grew 8%. Customer growth and regional elections drove organic revenue growth at PrintBrothers during the quarter, while the tuck-in acquisition that closed in Q2 FY2026 contributed approximately $15 million to reported revenue. The Print Group drove revenue growth through strong cross-Cimpress fulfillment volumes and modest external revenue growth also aided by regional elections.

Q3 segment EBITDA increased year over year by $4.3 million for PrintBrothers and by $4.5 million for The Print Group, driven by revenue and gross profit growth. The tuck-in acquisition mentioned above provided an immaterial amount of EBITDA for PrintBrothers during the quarter. Combined[a] Upload & Print EBITDA grew 27% or $8.9 million year over year, including $4.3 million of year-over-year currency benefit.

National Pen Q3 revenue grew 10% year over year on a reported basis and 5% on an organic constant-currency basis, driven by external revenue strength in the e-commerce and telesales channels and an increase in revenue from cross-Cimpress fulfillment. Segment EBITDA improved $2.8 million, driven by gross profit growth and advertising spend efficiency, which has been a specific area of focus as collaboration with VistaPrint increases.

All Other Businesses Q3 revenue grew 18% year over year on a reported basis and 16% on an organic constant-currency basis. BuildASign provided the largest contribution to this growth, as external revenue across home decor, signage and packaging categories grew along with substantial growth in cross-Cimpress fulfillment. Printi delivered strong revenue growth this quarter as well, and both businesses contributed to modest segment EBITDA expansion in Q3 that includes an offset of $0.7 million of start-up costs as part of our North American production network expansion.

Central and Corporate Costs, excluding unallocated share-based compensation, increased $1.7 million year over year in Q3, driven by higher professional fees and compensation, both partially offset by timing-related favorability in technology spend, as well as the transfer of $1.8 million of H1 FY2026 production start-up costs to VistaPrint in Q3.

Strategic and Operational Updates

We are making great progress against the three themes that we highlighted at our September investor day:

- Elevated products are fueling a step-function improvement in per-customer LTV & wallet share.
- Investments in the Cimpress MCP, manufacturing, and AI are enabling COGS and operating expense reductions while increasing the velocity of new product introduction and user experience improvements.
- We have a clear path to FY2028 adjusted EBITDA of at least $600 million and significantly lower net leverage.

Below are salient updates from the third quarter that highlight this progress:

Per-customer LTV and wallet share: Improvements in our customer experience and elevated product introductions continue to drive growth of variable gross profit from high-value customers. This is evident across most of our businesses and the above-mentioned 13% year-over-year growth in VistaPrint's variable gross profit per customer is one demonstration of this. As we continue to improve our product offering, pricing and other aspects of the experience, high-value customers increasingly turn to us to build brands, stand out and grow thanks to our custom physical marketing products and branded merchandise.

Manufacturing: The capital expenditure investments we are making are allowing us to expand in packaging, labels, signage, booklets and other elevated products, and to reduce the cost of producing our legacy products. We are doing this through focused production hubs that allow us to get the benefit of our Cimpress scale, meaningfully lowering the unit cost of production and providing for attractive returns on our invested capital. We continue to see steady increases in cross-Cimpress fulfillment because we are flowing more volume to these focused production hubs and enabling cost improvement and more rapid new product introduction. In many cases, these cost

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

improvements have also allowed us to lower prices to drive volume growth as we improve our ability to attract and retain high-value customers in these categories.

AI Applications: We are rapidly increasing the deployment rate of AI across Cimpress, improving productivity and customer experiences. We're still early in this journey, but here are some representative examples from Q3:

- VistaPrint launched a marketing automation platform in a test market built on generative AI and next best action models, which we expect to significantly move the needle toward personalization of advertising, merchandising and site experience, and to dynamically adapt to different users to drive improved engagement and conversion through auto-generated creative content and messaging. The test market has shown improved customer results and automates many previously manually-intensive activities, so we launched this in the U.S. market in April and will continue to roll this out across all markets.

- National Pen has developed an AI-driven site merchandising system that allows it to launch a new product on pens.com in 1 day versus 48 days previously, reducing merchandising setup costs by 90% and improving merchandising accuracy. We expect to deploy this system in VistaPrint by the second half of FY2027 as part of our increased technology integration and collaboration across these businesses.

- VistaPrint has developed an AI visual studio that transforms our PPAG product photography process by generating high-quality draping, lighting, color batching, and background scenes, cutting out 400 hours of manual photography sessions per month, increasing our annual output by 48%, and speeding time to market for new product launches.

The individual impact of these initiatives is relatively small but the aggregate opportunity is large because we see dozens of similar opportunities and have plans to deliver many more in the future.

In addition to initiatives focused on AI, we continue to increase the use of shared software services in order to eliminate duplicative costs and improve performance now that our businesses have modernized their technology stacks and broadly adopted components of our mass customization platform. The benefits of this work will take multiple quarters to start to show in our results, but the work is progressing as planned and will contribute to delivering against our FY2028 targets.

Increased collaboration: As announced last quarter, we have expanded the collaboration between VistaPrint, National Pen, and BuildASign. We expect this will allow us to improve growth and profitability by sharing capabilities in product development, sourcing, performance marketing, telesales, direct mail and manufacturing while maintaining separate, focused brands. For example, we have recently launched tests to deploy marketing capabilities of National Pen for VistaPrint, with a focus on growing with high-value customers.

Operating cost efficiency: Initiatives such as the examples described above are reducing our costs. During Q3, we took actions that will reduce VistaPrint's annualized operating costs by about $9 million, and National Pen's costs by about $2 million. These are one component of our previously described $70 million to $80 million of efficiency benefits that support our FY2028 targets.

Acquisitions: As we have described previously, the progress we have made over the last several years positions us well to evaluate a pipeline of tuck-in acquisitions to accelerate our strategic themes of elevated products and manufacturing and supply chain excellence. Financially, we have found that tuck-in acquisitions can generate attractive cash flow relative to the price we pay. The tuck-in acquisition that we completed during Q2 FY2026 is progressing as planned. In April, we completed two upload and print acquisitions:

- Our PrintBrothers segment acquired 85% of Truyol, a business in Spain known for high-quality, brand-building print, packaging, signage and other differentiated high-value products. This will allow us to expand our range of elevated products and attributes and to generate procurement cost savings thanks to Cimpress' scale.

- The Print Group segment acquired a 50% stake with operating control in Mixam, an Upload & Print product-experience innovator for booklets, books, catalogs and magazines, all examples of elevated products. Mixam has historically used only third-party fulfillment for production; we will bring a portion of this in-house and thus earn improved gross profit by leveraging The Print Group's existing capacity at its production facilities in the U.S. and UK.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

- The total cash outflow in April related to these two acquisitions was $25 million. We expect each of these acquisitions to generate base case returns on capital well in excess of 20%.

- Combined with the PrintBrothers acquisition disclosed in our Q2 FY2026 earnings document for which we paid $10 million for 100%, we expect these three acquisitions to contribute approximately $25 million of revenue and approximately $1 million - $2 million of profit and cash flow in Q4 FY2026. We expect the combined revenue and segment EBITDA contribution in FY2027 to be approximately $125 million and $13 million, respectively.

Outlook

With strong year-to-date results and one quarter remaining in the fiscal year, we are again raising the revenue and profit components of our FY2026 annual outlook, which is now as follows:

- Revenue growth of 9% - 10% assuming recent currency rates and incorporating the April acquisitions; organic constant-currency revenue growth[a] of 4% - 5%.
- Net income of at least $87 million and adjusted EBITDA[a] of at least $465 million.
- Operating cash flow of approximately $298 million - 303 million, and adjusted free cash flow[a] of approximately $130 million - 135 million. While our adjusted EBITDA[a] guidance has increased, unfavorable working capital and cash tax timing, and restructuring payments from the aforementioned cost-reduction actions in March have more than offset this.

We expect to experience cost increases associated with recent increases in energy and oil prices, which is factored into our guidance.

We remain confident in our ability to deliver our FY2028 targets of at least $200 million in net income and $600 million in adjusted EBITDA, with approximately 45% conversion to adjusted free cash flow. Beyond organic growth, we plan to generate $70 million to $80 million in annualized efficiency benefits exiting FY2027.

Achieving our FY2028 outlook will generate strong per-share free cash flow growth and significantly reduce our net leverage ratio. We expect our net leverage[a] at the end of FY2026 to be 3.0x or below, an improvement from our prior guidance. We continue to expect that we will reduce net leverage to approximately 2.5x trailing-twelve-month EBITDA as calculated under our credit agreement exiting FY2027 on the way to meaningfully below 2.0x net leverage ending FY2028, subject to capital allocation choices.

Conclusion

We have executed well year to date in FY2026 and we remain well positioned to continue to progress against our strategic, operational and financial goals as we continue to expand the value we deliver to customers and our competitive advantages for the years to come.

As always, I thank our long-term investors for continuing to entrust your capital with Cimpress.

Sincerely,



Robert S. Keane
Founder, Chairman & CEO

Cimpress will host a public earnings call tomorrow, April 30, 2026 at 8:00 am ET, which you can join via the link on the events section of ir.cimpress.com. You may presubmit questions by emailing ir@cimpress.com, and you may also ask questions via chat during the live call.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE, INCOME FROM OPERATIONS, AND NET INCOME:

	Q3 FY2024	Q3 FY2025	Q3 FY2026	YTD FY2024	YTD FY2025	YTD FY2026
VistaPrint [1]	$ 418,119	$ 430,726	$ 460,368	$1,300,505	$1,358,044	$1,448,104
PrintBrothers [1]	150,685	155,989	203,077	468,822	490,929	607,691
The Print Group [1]	87,149	89,698	107,242	258,856	272,862	319,102
National Pen [1]	88,718	88,396	96,986	305,805	313,481	351,109
All Other Businesses [1]	49,354	51,247	60,527	161,750	168,920	189,446
Inter-segment eliminations [1]	(13,436)	(26,588)	(41,991)	(36,492)	(70,640)	(123,764)
Total revenue	**$ 780,588**	**$ 789,468**	**$ 886,209**	**$2,459,245**	**$2,533,596**	**$2,791,688**
Reported revenue growth	*5 %*	*1 %*	*12 %*	*7 %*	*3 %*	*10 %*
Organic constant-currency revenue growth[a]	*4 %*	*3 %*	*4 %*	*5 %*	*4 %*	*4 %*
Income from operations	**$ 39,238**	**$ 40,541**	**$ 49,169**	**$ 181,017**	**$ 160,829**	**$ 186,236**
Income from operations margin	*5 %*	*5 %*	*6 %*	*7 %*	*6 %*	*7 %*
Net income	**$ (5,181)**	**$ (8,020)**	**$ 14,643**	**$ 59,642**	**$ 41,211**	**$ 70,653**
Net income margin	*(1)%*	*(1)%*	*2 %*	*2 %*	*2 %*	*3 %*
Net income year-over-year growth (decline)	*90 %*	*(55)%*	*283 %*	*128 %*	*(31)%*	*71 %*

EBITDA BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA[3, a]:

	Q3 FY2024	Q3 FY2025	Q3 FY2026	YTD FY2024	YTD FY2025	YTD FY2026
VistaPrint [1,4]	$ 79,690	$ 83,183	$ 88,875	$ 271,366	$ 261,515	$ 285,821
PrintBrothers [1]	17,243	17,770	22,113	66,293	61,337	76,133
The Print Group [1]	17,294	15,513	20,052	47,277	52,480	61,864
National Pen [1]	4,353	3,934	6,730	21,175	22,735	29,907
All Other Businesses [1]	4,177	5,297	5,345	18,826	15,944	18,917
Inter-segment elimination [1]	(5,329)	(11,379)	(17,726)	(14,323)	(29,975)	(50,974)
Total segment EBITDA[a, 4]	**$ 117,428**	**$ 114,317**	**$ 125,389**	**$ 410,614**	**$ 384,035**	**$ 421,668**
Central & corporate costs ex unallocated SBC[4]	(36,794)	(38,298)	(36,570)	(104,372)	(114,976)	(117,476)
Unallocated share-based compensation	(4,523)	1,657	35	(8,058)	493	(2,166)
Exclude: share-based compensation expense [2]	18,397	12,684	14,630	48,499	42,690	46,254
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	(349)	340	(2,959)	2,646	(1,517)	(10,197)
Adjusted EBITDA[a]	**$ 94,158**	**$ 90,700**	**$ 100,525**	**$ 349,328**	**$ 310,725**	**$ 338,083**
Adjusted EBITDA margin[a]	*12 %*	*11 %*	*11 %*	*14 %*	*12 %*	*12 %*
Adjusted EBITDA year-over-year (decline) growth[a]	*36 %*	*(4)%*	*11 %*	*55 %*	*(11)%*	*9 %*

[1] During the first quarter of fiscal year 2026, we made updates to our previously implemented methodology used for inter-segment transactions for purposes of measuring and reporting our segment financial performance. We have revised the prior periods starting in Q1 FY2023 to incorporate this change. Please refer to the Q1 FY2026 Guide to Reporting Changes at ir.cimpress.com for more information.

[2] SBC expense listed above excludes the portion included in restructuring-related charges to avoid double counting.

[3] Values may not sum due to rounding.

[4]During the first quarter of fiscal year 2026, we revised our internal organizational structure to drive efficiencies, which resulted in the transfer of two teams from our VistaPrint reportable segment into our central functions. We have revised our presentation of all periods presented to ensure comparability and reflect our revised segment reporting. Please refer to the Q1 FY2026 Guide to Reporting Changes at ir.cimpress.com for more information.

$ in thousands

CASH FLOW AND OTHER METRICS:

	Q3 FY2024	Q3 FY2025	Q3 FY2026	YTD FY2024	YTD FY2025	YTD FY2026
Net cash provided by (used in) operating activities	$ 8,427	$ 9,695	$ (16,522)	$ 225,627	$ 190,598	$ 173,198
Net cash provided by (used in) investing activities	(14,314)	(41,104)	(39,298)	(44,709)	(104,165)	(132,849)
Net cash provided by (used in) financing activities	(110,351)	(13,337)	(8,924)	(157,506)	(107,413)	(80,545)
Adjusted free cash flow[1,a]	(16,647)	(30,751)	(54,620)	144,242	77,153	51,950
Cash interest, net[1]	18,867	32,898	31,759	79,348	81,271	81,973

COMPONENTS OF ADJUSTED FREE CASH FLOW:

	Q3 FY2024	Q3 FY2025	Q3 FY2026	YTD FY2024	YTD FY2025	YTD FY2026
Adjusted EBITDA[a]	$ 94,158	$ 90,700	$ 100,525	$ 349,328	$ 310,725	$ 338,083
Cash restructuring payments	(459)	(356)	(1,404)	(7,397)	(714)	(4,748)
Cash (paid) received for income tax	(12,873)	(9,620)	(14,406)	(39,307)	(21,006)	(36,042)
Other changes in net working capital and other reconciling items	(53,532)	(38,131)	(69,478)	2,351	(17,136)	(42,122)
Purchases of property, plant and equipment	(10,470)	(24,792)	(23,000)	(44,425)	(68,211)	(74,533)
Capitalization of software and website development costs	(15,035)	(16,343)	(16,796)	(43,379)	(47,591)	(50,106)
Proceeds from sale of assets	431	689	1,698	6,419	2,357	3,391
Adjusted free cash flow before cash interest, net[a]	**$ 2,220**	**$ 2,147**	**$ (22,861)**	**$ 223,590**	**$ 158,424**	**$ 133,923**
Cash interest, net[1]	(18,867)	(32,898)	(31,759)	(79,348)	(81,271)	(81,973)
Adjusted free cash flow[1,a]	**$ (16,647)**	**$ (30,751)**	**$ (54,620)**	**$ 144,242**	**$ 77,153**	**$ 51,950**

[1] Cash interest, net is cash interest payments, partially offset by cash interest received on our cash, cash equivalents and marketable securities.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

INCOME STATEMENT HIGHLIGHTS

Revenue ($M) & Reported Revenue Growth



$781 $833 $805 $939 $789 $869 $863 $1,042 $886
5% 6% 6% 2% 1% 4% 7% 11% 12%
Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26

Organic Constant-Currency Revenue Growth (a)



4% 6% 6% 2% 3% 2% 4% 4% 4%
Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26

Gross Profit ($M) & Gross Margin (%) (Quarterly)



$376 $404 $382 $450 $373 $413 $403 $488 $409
48% 49% 48% 48% 47% 47% 47% 47% 46%
Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26

Gross Profit ($M) & Gross Margin (%) (TTM)



$1,569 $1,597 $1,621 $1,612 $1,609 $1,617 $1,638 $1,676 $1,713
48% 49% 49% 48% 48% 48% 47% 47% 47%
Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26

Contribution Profit ($M) & Contribution Margin (%) (Quarterly) (a)



$260 $286 $254 $303 $255 $300 $272 $326 $287
33% 34% 32% 32% 32% 34% 31% 31% 32%
Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26

Contribution Profit ($M) & Contribution Margin (%) (TTM) (a)



$1,081 $1,101 $1,118 $1,102 $1,098 $1,111 $1,129 $1,153 $1,184
33% 33% 34% 33% 33% 33% 33% 32% 32%
Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

INCOME STATEMENT HIGHLIGHTS (CONT.)

GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly)


$39
$66
$39
$81
$41
$65
$49
$88
$49
5%
8%
5%
9%
5%
8%
6%
8%
6%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

GAAP Operating Income (Loss) ($M) & Margin (%) (TTM)


$235
$247
$253
$226
$227
$226
$236
$243
$252
7%
8%
8%
7%
7%
7%
7%
7%
7%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

GAAP Net Income (Loss) ($M) & Margin (%) (Quarterly)


($5)
$118
($12)
$62
($8)
($28)
$7
$49
$15
(1)%
14%
(2)%
7%
(1)%
(3)%
1%
5%
2%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

GAAP Net Income ($M) & Margin (%) (TTM)


$87
$178
$161
$162
$159
$13
$32
$20
$42
3%
5%
5%
5%
5%
1%
1%
1%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

Adjusted EBITDA ($M) & Margin (%) (Quarterly) (a)


$94
$119
$88
$132
$91
$122
$99
$139
$101
12%
14%
11%
14%
11%
14%
11%
13%
11%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

Adjusted EBITDA ($M) & Margin (%) (TTM) (a)


$463
$469
$468
$434
$430
$433
$444
$451
$461
14%
14%
14%
13%
13%
13%
13%
13%
13%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

CASH FLOW

Cash Flow from Operations ($M) (Quarterly)


$8
$125
$4
$177
$10
$107
$25
$165
$(17)
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

Cash Flow from Operations ($M) (TTM)


$287
$351
$313
$314
$316
$298
$319
$307
$281
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

Adjusted Free Cash Flow & Cash Interest, Net ($M) (Quarterly) (a)


FCF
Cash interest, net
$19
($17)
$39
$117
$32
($26)
$17
$134
$33
($31)
$16
$71
$34
($18)
$16
$124
$32
($55)
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

Adjusted Free Cash Flow & Cash Interest, Net ($M) (TTM) (a)


FCF
Cash interest, net
$119
$179
$118
$261
$129
$225
$106
$208
$120
$194
$98
$148
$101
$156
$100
$147
$98
$123
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (Quarterly) (1)


Capital expenditures
Capitalized software
$25
$15
$10
$26
$15
$11
$32
$15
$17
$43
$17
$26
$41
$16
$25
$38
$17
$21
$44
$17
$26
$41
$16
$25
$40
$17
$23
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

(1) Values may not sum to total due to rounding.

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (TTM)


Capital expenditures
Capitalized software
$118
$57
$61
$113
$58
$55
$107
$58
$49
$125
$61
$64
$142
$63
$79
$153
$64
$89
$165
$67
$98
$163
$66
$97
$162
$67
$95
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

CAPITAL STRUCTURE

Net Debt (1, a)

($M)		Q3FY24		Q4FY24		Q1FY25		Q2FY25		Q3FY25		Q4FY25		Q1FY26		Q2FY26		Q3FY26
Cash / equivalents	$	154	$	204	$	153	$	224	$	183	$	234	$	201	$	258	$	189
Marketable securities	$	6	$	5	$	—	$	—	$	—	$	—	$	—	$	—	$	—
HY notes	$	(522)	$	(522)	$	(525)	$	(525)	$	(525)	$	(525)	$	(525)	$	(525)	$	(525)
Term loans	$	(1,088)	$	(1,085)	$	(1,084)	$	(1,078)	$	(1,076)	$	(1,073)	$	(1,070)	$	(1,067)	$	(1,065)
Revolver	$	—	$	—	$	—	$	—	$	—	$	—	$	—	$	—	$	—
Other debt	$	(5)	$	(10)	$	(9)	$	(7)	$	(7)	$	(7)	$	(6)	$	(15)	$	(15)
Net debt	$	(1,454)	$	(1,408)	$	(1,465)	$	(1,386)	$	(1,425)	$	(1,371)	$	(1,400)	$	(1,350)	$	(1,416)

(1) Excludes debt issuance costs, debt premiums and discounts. Values may not sum to total due to rounding.



Weighted Average Shares Outstanding (Millions) (2)
Basic
Diluted
26.2
26.2
26.6
25.3
25.2
25.2
25.9
25.0
24.8
24.8
24.7
24.7
25.1
24.6
25.3
24.6
25.2
24.3
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

(2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss.



Consolidated Net Leverage Ratios (3, a)
Consolidated net leverage
Senior secured net leverage
3.01
2.97
3.13
3.12
3.27
3.12
3.13
2.97
3.01
1.95
1.90
2.04
1.96
2.09
1.95
1.98
1.85
1.93
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

(3) Consolidated Net Leverage Ratios as calculated per our credit agreement definitions.

SEGMENT RESULTS

VistaPrint (QUARTERLY)

Revenue ($M) & Reported Revenue Growth Quarterly (1)


$418
$442
$430
$498
$431
$467
$455
$533
$460
5%
8%
8%
3%
3%
6%
6%
7%
7%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

Gross Profit ($M) & Gross Margin (%) Quarterly (1)


$236
$254
$238
$277
$240
$264
$253
$296
$255
57%
57%
55%
56%
56%
57%
56%
56%
55%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly (1)


$80
$88
$81
$97
$83
$106
$90
$107
$89
19%
20%
19%
20%
19%
23%
20%
20%
19%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

(1) During Q1 FY2026, we recast our segment results for all periods presented to ensure comparability to reflect an update to our previously implemented methodology for inter-segment transactions, as well as the transfer of two teams from VistaPrint to our central functions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.
(2) Values may not sum to total due to rounding.

Organic Constant-Currency Revenue Growth Quarterly (1) (a)


5%
8%
8%
3%
4%
4%
5%
5%
3%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

Advertising ($M) & as % of Revenue Quarterly (1)(2)


Lower-funnel ($M)
Mid- & upper-funnel ($M)
Total as % of revenue
$63
$71
$65
$86
$64
$63
$67
$94
$66
$15
$19
$17
$24
$15
$8
$14
$22
$14
$48
$51
$48
$62
$49
$55
$52
$71
$52
15%
16%
15%
17%
15%
13%
15%
18%
14%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

Variable Gross Profit per Customer at Reported Currency Rates ($) & Y/Y Growth Quarterly (3)


$73.85
$81.10
$79.82
$69.57
$76.30
$86.11
$85.32
$75.90
$86.40
4%
4%
7%
4%
3%
6%
7%
9%
13%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

(3) VistaPrint variable gross profit per customer at reported currency rates is VistaPrint revenue less variable cost of revenue, stated at actual currency rates for each period presented, divided by the total number of VistaPrint unique customers in that period. In each case this metric excludes VistaPrint Corporate Solutions, 99designs and VistaCreate that are part of this segment.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

PRINTBROTHERS (QUARTERLY):


Revenue ($M) &
Reported Revenue Growth
Quarterly (1)
$151
$171
$160
$175
$156
$178
$185
$220
$203
8%
8%
5%
5%
4%
4%
15%
26%
30%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26


Organic Constant-Currency Revenue Growth
(Decline)
Quarterly (1) (a)
6%
10%
4%
6%
6%
(1)%
8%
6%
8%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26


Gross Profit ($M) & Gross Margin (%)
Quarterly (1)
$43
$51
$45
$50
$45
$53
$53
$64
$58
29%
30%
28%
29%
29%
30%
28%
29%
28%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

THE PRINT GROUP (QUARTERLY):


Revenue ($M) &
Reported Revenue Growth
Quarterly (1)
$87
$96
$84
$99
$90
$106
$97
$115
$107
3%
2%
6%
7%
3%
11%
15%
16%
20%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26


Organic Constant-Currency Revenue Growth
(Decline)
Quarterly (1) (a)
2%
3%
5%
8%
6%
5%
8%
7%
8%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26


Gross Profit ($M) & Gross Margin (%)
Quarterly (1)
$33
$37
$32
$37
$34
$41
$36
$44
$40
38%
39%
38%
38%
37%
39%
37%
38%
37%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

(1) During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

ª Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

PRINTBROTHERS (QUARTERLY):


Advertising ($M) & as % of Revenue
Quarterly (1)
$5
$5
$5
$7
$6
$7
$6
$8
$7
3%
3%
3%
4%
4%
4%
3%
3%
3%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26


Segment EBITDA ($M)
& Segment EBITDA Margin (%)
Quarterly (1)
$17
$25
$20
$23
$18
$22
$26
$28
$22
11%
15%
13%
13%
11%
12%
14%
13%
11%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

THE PRINT GROUP (QUARTERLY):


Advertising ($M) & as % of Revenue
Quarterly (1)
$7
$8
$6
$7
$7
$8
$6
$9
$8
8%
8%
7%
8%
8%
8%
6%
8%
7%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26


Segment EBITDA ($M)
& Segment EBITDA Margin (%)
Quarterly (1)
$17
$19
$18
$19
$16
$20
$19
$23
$20
20%
20%
21%
19%
17%
19%
19%
20%
19%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

(1) During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

NATIONAL PEN (QUARTERLY):

Revenue ($M) & Reported Revenue Growth Quarterly (1)



$89
$84
$94
$131
$88
$94
$103
$151
$97
9%
1%
8%
1%
—%
12%
10%
15%
10%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

Organic Constant-Currency Revenue Growth Quarterly (1) (a)



9%
2%
7%
1%
1%
10%
8%
10%
5%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

Gross Profit ($M) & Gross Margin (%) Quarterly (1)(2)(3)



$47
$43
$50
$70
$44
$44
$50
$75
$48
54%
52%
53%
54%
50%
47%
48%
50%
50%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

Advertising ($M) & as % of Revenue Quarterly (1)



$19
$11
$28
$20
$18
$10
$27
$22
$16
21%
13%
30%
15%
20%
11%
26%
14%
16%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin (%) Quarterly (1)(3)



$4
$9
($5)
$23
$4
$9
($2)
$26
$7
5%
11%
(5%)
18%
4%
10%
(2%)
17%
7%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

(1) During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

(2) During Q3 FY2025, we recorded an impairment charge of $2.6 million, which is associated with our planned sale of one of National Pen's facilities as we optimize our real estate footprint. The impairment charge was recognized within cost of goods sold and negatively impacted gross profit and gross margin during the current quarter, however the impairment charge has been excluded from segment and adjusted EBITDA.

(3) From Q4 FY2025 through Q3 FY2026, there was a negative impact from tariffs, net of pricing increases.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

ALL OTHER BUSINESSES (QUARTERLY):

Revenue ($M) & Reported Revenue Growth Quarterly (1)


$49
$55
$57
$60
$51
$59
$62
$67
$61
1%
5%
10%
—%
4%
7%
8%
11%
18%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

Organic Constant-Currency Revenue Growth Quarterly (1) (a)


—%
5%
12%
2%
6%
8%
8%
10%
16%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

Gross Profit ($M) & Gross Margin (%) Quarterly (1)


$21
$25
$26
$25
$21
$25
$28
$28
$25
43%
46%
45%
41%
41%
43%
45%
41%
41%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

Advertising ($M) & as % of Revenue Quarterly (1)


$9
$10
$10
$11
$8
$10
$11
$12
$9
18%
18%
18%
19%
16%
16%
17%
18%
16%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

(1) During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly (1)


$4
$7
$7
$4
$5
$7
$9
$4
$5
8%
13%
12%
6%
10%
11%
15%
7%
9%
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

CENTRAL AND CORPORATE COSTS


Central and Corporate Costs ($M)
Quarterly (1)(2)
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$41
$5
$3
$21
$13
$40
$3
$3
$21
$13
$39
$2
$3
$20
$14
$39
$3
$21
$15
$(1)
$37
$3
$23
$13
$(2)
$41
$3
$4
$22
$12
$39
$—
$5
$20
$14
$44
$2
$5
$23
$15
$37
$5
$19
$13
$—
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26


Central and Corporate Costs ($M)
TTM (1)(2)
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$145
$7
$12
$77
$49
$152
$11
$12
$79
$50
$158
$14
$12
$81
$51
$159
$9
$12
$83
$55
$154
$3
$12
$85
$55
$155
$2
$13
$86
$54
$155
$—
$15
$85
$54
$161
$3
$17
$87
$54
$160
$5
$19
$83
$54
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

(1) Values may not sum to total due to rounding.
(2) During the first quarter of fiscal year 2026, we revised our internal organizational structure to drive efficiencies, which resulted in the transfer of two teams from our VistaPrint reportable segment into our central functions. We have revised our presentation of all periods presented to reflect our revised segment reporting. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

CURRENCY IMPACTS

Directional Net Currency Impacts Compared to Prior-Year Periods

	Y/Y Impact from Currency*	
Financial Measure	**Q3 FY2026**	**YTD FY2026**
Revenue	Positive	Positive
Operating income	Positive	Positive
Net income	Positive	Positive
Adjusted EBITDA[a]	Positive	Positive
Adjusted free cash flow[a]	Negative	Negative

**Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation.*

Net Currency Impacts on Segment EBITDA & Adjusted EBITDA Compared to Prior-Year Periods

	Y/Y Impact from Currency*	
Segment EBITDA	**Q3 FY2026**	**YTD FY2026**
VistaPrint	$2.9M	$7.1M
Upload & Print	$4.3M	$11.1M
National Pen	$0.5M	$2.7M
All Other Businesses	$(0.1)M	$(0.2)M
Adjusted EBITDA[a]	**$2.7M**	**$9.7M**

**Realized gains or losses on currency hedges that we include in adjusted EBITDA are not allocated to segment-level EBITDA.*

Other Income (Expense), Net ($M)


$32
$3
$2
$3
($4)
($1)
($11)
($9)
($24)
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

**Other income (expense), net includes both realized and unrealized gains or (losses) from currency hedges and intercompany loan balances.*

Realized Gains (Losses) on Currency Derivatives Intended to Hedge EBITDA ($M)


$—
$—
$—
$—
($2)
($2)
($3)
($5)
($3)
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

**Realized gains (losses) on currency derivatives intended to hedge EBITDA is a component of Other income (expense), net. We add these realized gains or (losses) to adjusted EBITDA.*

CIMPRESS PLC
CONSOLIDATED BALANCE SHEETS
(unaudited in thousands, except share and per share data)

	March 31, 2026	June 30, 2025
Assets		
Current assets:		
Cash and cash equivalents	$ 188,998	$ 233,982
Accounts receivable, net of allowances of $7,049 and $7,957, respectively	72,663	68,289
Inventory	123,814	112,870
Prepaid expenses and other current assets	110,333	87,465
Total current assets	495,808	502,606
Property, plant and equipment, net	353,173	302,494
Operating lease assets, net	106,875	83,951
Software and website development costs, net	106,523	104,764
Deferred tax assets	55,465	61,086
Goodwill	817,929	826,156
Intangible assets, net	51,617	58,348
Other assets	67,516	28,739
Total assets	$ 2,054,906	$ 1,968,144
Liabilities, noncontrolling interests and shareholders' deficit		
Current liabilities:		
Accounts payable	$ 308,436	$ 332,110
Accrued expenses	302,649	304,085
Deferred revenue	53,787	47,975
Short-term debt	13,834	9,085
Operating lease liabilities, current	24,153	22,064
Other current liabilities	27,142	43,343
Total current liabilities	730,001	758,662
Deferred tax liabilities	21,509	23,308
Long-term debt	1,575,097	1,576,178
Operating lease liabilities, non-current	88,736	66,196
Other liabilities	93,460	107,246
Total liabilities	2,508,803	2,531,590
Redeemable noncontrolling interests	70,204	19,057
Shareholders' deficit:		
Preferred shares, nominal value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding	—	—
Ordinary shares, nominal value €0.01 per share, 100,000,000 shares authorized; 42,196,329 and 42,448,572 shares issued; 24,225,082 and 24,477,325 shares outstanding, respectively	595	597
Treasury shares, at cost, 17,971,247 for both periods presented	(1,363,550)	(1,363,550)
Additional paid-in capital	612,691	592,315
Retained earnings	256,446	225,117
Accumulated other comprehensive loss	(30,283)	(37,969)
Total shareholders' deficit attributable to Cimpress plc	(524,101)	(583,490)
Noncontrolling interests	—	987
Total shareholders' deficit	(524,101)	(582,503)
Total liabilities, noncontrolling interests and shareholders' deficit	$ 2,054,906	$ 1,968,144

CIMPRESS PLC
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited in thousands, except share and per share data)

	Three Months Ended March 31,		Nine Months Ended March 31,	
	2026	2025	2026	2025
Revenue	$ 886,209	$ 789,468	$ 2,791,688	$ 2,533,596
Cost of revenue (1)	477,012	416,960	1,491,972	1,328,952
Technology and development expense (1)	86,890	83,112	260,853	247,851
Marketing and selling expense (1, 2)	208,516	193,316	665,075	621,024
General and administrative expense (1)	58,922	50,549	173,114	159,417
Amortization of acquired intangible assets	2,887	4,524	10,022	14,795
Restructuring expense	2,813	466	4,416	728
Income from operations	49,169	40,541	186,236	160,829
Other income (expense), net	2,580	(9,441)	7,761	10,745
Interest expense, net	(25,397)	(26,995)	(80,460)	(87,575)
Gain (loss) on early extinguishment of debt	—	19	—	(498)
Income before income taxes	26,352	4,124	113,537	83,501
Income tax expense	11,709	12,144	42,884	42,290
Net income (loss)	14,643	(8,020)	70,653	41,211
Add: Net (income) loss attributable to noncontrolling interests	(804)	(218)	167	(941)
Net income (loss) attributable to Cimpress plc	$ 13,839	$ (8,238)	$ 70,820	$ 40,270
Basic net income (loss) per share attributable to Cimpress plc	$ 0.57	$ (0.33)	$ 2.89	$ 1.61
Diluted net income (loss) per share attributable to Cimpress plc	$ 0.55	$ (0.33)	$ 2.81	$ 1.56
Weighted average shares outstanding — basic	24,260,212	24,834,409	24,469,786	24,990,419
Weighted average shares outstanding — diluted	25,185,220	24,834,409	25,180,347	25,841,781

(1) Share-based compensation is allocated as follows:

	Three Months Ended March 31,		Nine Months Ended March 31,	
	2026	2025	2026	2025
Cost of revenue	$ 202	$ 168	$ 629	$ 599
Technology and development expense	4,930	4,400	15,386	14,458
Marketing and selling expense	2,508	2,317	8,092	6,534
General and administrative expense	6,990	5,799	22,147	21,099

(2) Marketing and selling expense components are as follows:

	Three Months Ended March 31,		Nine Months Ended March 31,	
	2026	2025	2026	2025
Advertising	$ 106,398	$ 103,088	$ 366,159	$ 348,275
Payment processing	15,935	14,161	48,808	44,571
All other marketing and selling expense	86,183	76,067	250,108	228,178

CIMPRESS PLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited in thousands)

	Three Months Ended March 31,		Nine Months Ended March 31,	
	2026	2025	2026	2025
Operating activities				
Net income (loss)	$ 14,643	$ (8,020)	$ 70,653	$ 41,211
Adjustments to reconcile net income (loss) to net cash provided by operating activities:				
Depreciation and amortization	37,406	34,300	110,642	105,057
Share-based compensation expense	14,630	12,684	46,254	42,690
Deferred taxes	(14)	2,405	3,556	5,778
Loss on early extinguishment of debt	—	—	—	123
Unrealized (gain) loss on derivatives not designated as hedging instruments included in net (loss) income	(16,932)	19,074	(29,049)	6,761
Effect of exchange rate changes on monetary assets and liabilities denominated in non-functional currency	6,890	(4,272)	7,309	(13,720)
Other non-cash items	1,606	3,917	5,365	7,287
Changes in operating assets and liabilities, net of effects of businesses acquired:				
Accounts receivable	(3,834)	(3,010)	(557)	2,485
Inventory	(7,400)	(737)	(15,488)	(7,299)
Prepaid expenses and other assets	9,288	11,432	(13,542)	(2,140)
Accounts payable	(36,489)	(40,495)	(9,405)	(28,938)
Accrued expenses and other liabilities	(36,316)	(17,583)	(2,540)	31,303
Net cash (used in) provided by operating activities	(16,522)	9,695	173,198	190,598
Investing activities				
Purchases of property, plant and equipment	(23,000)	(24,792)	(74,533)	(68,211)
Business acquisitions, net of cash acquired	(1,300)	(658)	(11,701)	(658)
Capitalization of software and website development costs	(16,796)	(16,343)	(50,106)	(47,591)
Proceeds from the sale of assets	1,698	689	3,391	2,357
Proceeds from maturity of held-to-maturity investments	—	—	—	4,500
Proceeds from the settlement of derivatives designated as hedging instruments	—	—	—	5,438
Other investing activities	100	—	100	—
Net cash used in investing activities	(39,298)	(41,104)	(132,849)	(104,165)
Financing activities				
Proceeds from issuance of 7.375% Senior Notes due 2032	—	—	—	525,000
Payments for early redemption or purchase of 7.0% Senior Notes due 2026	—	—	—	(522,135)
Proceeds from borrowings of debt	2,352	92	3,508	41,283
Payments of debt	(5,440)	(4,516)	(13,729)	(53,672)
Payments of debt issuance costs	—	(96)	—	(11,647)
Payments of finance lease obligations	(3,182)	(1,729)	(7,807)	(5,887)
Purchase of noncontrolling interests	(1,792)	—	(24,425)	(4,058)
Distributions to noncontrolling interests	—	—	—	(821)
Proceeds from sale of noncontrolling interest	24,814	—	24,814	—
Proceeds from issuance of ordinary shares	197	6	1,485	1,375
Purchase of ordinary shares	(21,891)	(3,947)	(50,077)	(56,934)
Payments of withholding taxes in connection with equity awards	(3,982)	(3,147)	(14,314)	(19,917)
Net cash used in financing activities	(8,924)	(13,337)	(80,545)	(107,413)
Effect of exchange rate changes on cash	(4,296)	3,314	(4,788)	202
Net decrease in cash and cash equivalents	(69,040)	(41,432)	(44,984)	(20,778)
Cash and cash equivalents at beginning of period	258,038	224,429	233,982	203,775
Cash and cash equivalents at end of period	$ 188,998	$ 182,997	$ 188,998	$ 182,997

ABOUT NON-GAAP FINANCIAL MEASURES:

To supplement Cimpress' consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, organic constant-currency revenue growth, Upload & Print combined revenue and EBITDA, contribution profit, contribution margin, adjusted EBITDA, adjusted free cash flow, cash interest, net, consolidated net leverage ratio, and senior secured net leverage ratio:

- Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior-year period's average exchange rate for each currency to the U.S. dollar.
- Organic constant-currency revenue growth excludes the impact of currency as defined above, as well as revenue from acquisitions and divestitures made during the past twelve months for each period presented.
- Upload & Print combined revenue is the combination of revenue for PrintBrothers and The Print Group in USD, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload & Print combined EBITDA is the combination of segment EBITDA for PrintBrothers and The Print Group, adjusted to exclude inter-segment EBITDA when conducted between businesses in these segments.
- Contribution profit is revenue less cost of revenue and advertising and payment processing fees. Contribution margin is calculated as contribution profit divided by reported revenue.
- Adjusted EBITDA is net income plus the following items: income tax expense (benefit); loss (gain) on early extinguishment of debt; interest expense, net; other income, net; depreciation and amortization; share-based compensation expense; restructuring-related charges and certain impairments and other adjustments. In addition, we adjust to include the effect of items that were previously added back as part of other income, net, which includes proceeds from insurance recoveries and realized gains or losses on currency derivatives that are intended to hedge our adjusted EBITDA exposure to foreign currencies for which we do not apply hedge accounting.
- Adjusted free cash flow is defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, gains on proceeds from insurance, and proceeds from the sale of assets.
- Cash interest, net is cash paid for interest, less cash received for interest.
- Consolidated net leverage ratio is adjusted net debt as defined by our credit agreement divided by consolidated EBITDA as defined by our credit agreement. Adjusted net debt as defined by our credit agreement is calculated as our total debt outstanding, plus capital lease liabilities and minus cash and cash equivalents. Consolidated EBITDA as defined by our credit agreement is Adjusted EBITDA, as described above, plus additional adjustments primarily for non-cash/non-recurring items specified in our credit agreement, as well as the pro forma effect of certain cost-saving measures or material acquisitions for the trailing twelve month period.
- Senior secured net leverage ratio is adjusted first lien debt as defined by our credit agreement divided by consolidated EBITDA as defined by our credit agreement. Adjusted first lien debt as defined by our credit agreement is total debt outstanding, plus capital lease liabilities, minus cash and cash equivalents, minus high yield notes. See "consolidated net leverage ratio" above for information regarding consolidated EBITDA as defined by our credit agreement.

These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business, and of our credit risk and availability of capital, for the same reasons they are used by management. For example, for acquisitions we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP net income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned "Reconciliations of Non-GAAP Financial Measures" included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH RATES

(Quarterly)

Total Company	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26
Reported revenue growth	5 %	6 %	6 %	2 %	1 %	4 %	7 %	11 %	12 %
Currency impact	(1)%	— %	— %	— %	2 %	(2)%	(3)%	(5)%	(6)%
Revenue growth in constant currency	4 %	6 %	6 %	2 %	3 %	2 %	4 %	6 %	6 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	— %	— %	(2)%	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	4 %	6 %	6 %	2 %	3 %	2 %	4 %	4 %	4 %

VistaPrint	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26
Reported revenue growth [1]	5 %	8 %	8 %	3 %	3 %	6 %	6 %	7 %	7 %
Currency impact [1]	— %	— %	— %	— %	1 %	(2)%	(1)%	(2)%	(4)%
Revenue growth in constant currency [1]	5 %	8 %	8 %	3 %	4 %	4 %	5 %	5 %	3 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs [1]	5 %	8 %	8 %	3 %	4 %	4 %	5 %	5 %	3 %

PrintBrothers	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26
Reported revenue growth [1]	8 %	8 %	5 %	5 %	4 %	4 %	15 %	26 %	30 %
Currency impact [1]	(2)%	2 %	(1)%	1 %	3 %	(5)%	(7)%	(10)%	(13)%
Revenue growth in constant currency [1]	6 %	10 %	4 %	6 %	7 %	(1)%	8 %	16 %	17 %
Impact of TTM acquisitions	— %	— %	— %	— %	(1)%	— %	— %	(10)%	(9)%
Revenue growth in constant currency excl. TTM acquisitions [1]	6 %	10 %	4 %	6 %	6 %	(1)%	8 %	6 %	8 %

The Print Group	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26
Reported revenue growth [1]	3 %	2 %	6 %	7 %	3 %	11 %	15 %	16 %	20 %
Currency impact [1]	(1)%	1 %	(1)%	1 %	3 %	(6)%	(7)%	(9)%	(12)%
Revenue growth in constant currency [1]	2 %	3 %	5 %	8 %	6 %	5 %	8 %	7 %	8 %
Impact of TTM acquisitions	— %	— %	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions	2 %	3 %	5 %	8 %	6 %	5 %	8 %	7 %	8 %

Upload and Print Combined Revenue ($M)	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26
PrintBrothers reported revenue [1]	$ 150.7	$ 170.8	$ 160.4	$ 174.5	$ 156.0	$ 178.3	$ 184.7	$ 219.9	$ 203.1
The Print Group reported revenue [1]	$ 87.1	$ 96.2	$ 84.2	$ 99.0	$ 89.7	$ 106.4	$ 96.7	$ 115.2	$ 107.2
Upload and Print inter-segment eliminations [1]	$ (0.1)	$ (0.2)	$ (0.1)	$ (0.2)	$ (0.1)	$ (0.2)	$ (0.2)	$ (0.3)	$ (0.2)
Total Upload and Print revenue in USD [1]	**$ 237.7**	**$ 266.8**	**$ 244.5**	**$ 273.3**	**$ 245.6**	**$ 284.5**	**$ 281.2**	**$ 334.8**	**$ 310.1**

[1] During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(Quarterly)

Upload and Print Combined Revenue Growth	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26
Reported revenue growth [1]	6 %	6 %	5 %	6 %	3 %	7 %	15 %	23 %	26 %
Currency impact [1]	(1)%	1 %	(1)%	1 %	3 %	(6)%	(7)%	(10)%	(12)%
Revenue growth in constant currency [1]	5 %	7 %	4 %	7 %	6 %	1 %	8 %	13 %	14 %
Impact of TTM acquisitions	— %	— %	— %	— %	— %	— %	— %	(7)%	(6)%
Revenue growth in constant currency excl. TTM acquisitions [1]	5 %	7 %	4 %	7 %	6 %	1 %	8 %	6 %	8 %

National Pen	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26
Reported revenue growth [1]	9 %	1 %	8 %	1 %	— %	12 %	10 %	15 %	10 %
Currency impact [1]	— %	1 %	(1)%	— %	1 %	(2)%	(2)%	(5)%	(5)%
Revenue growth in constant currency [1]	9 %	2 %	7 %	1 %	1 %	10 %	8 %	10 %	5 %
Impact of TTM acquisitions	— %	— %	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions[1]	9 %	2 %	7 %	1 %	1 %	10 %	8 %	10 %	5 %

All Other Businesses	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26
Reported revenue growth [1]	1 %	5 %	10 %	— %	4 %	7 %	8 %	11 %	18 %
Currency impact [1]	(1)%	— %	2 %	2 %	2 %	1 %	— %	(1)%	(2)%
Revenue growth in constant currency [1]	— %	5 %	12 %	2 %	6 %	8 %	8 %	10 %	16 %
Impact of TTM acquisitions and divestitures	— %	— %	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions & divestitures [1]	— %	5 %	12 %	2 %	6 %	8 %	8 %	10 %	16 %

[1] During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

Values may not sum to total due to rounding.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH RATES
(YTD)

Total Company	**YTD Q3FY24**	**YTD Q3FY25**	**YTD Q3FY26**
Reported revenue growth	7 %	3 %	10 %
Currency impact	(2)%	1 %	(4)%
Revenue growth in constant currency	5 %	4 %	6 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	5 %	4 %	4 %

VistaPrint	**YTD Q3FY24**	**YTD Q3FY25**	**YTD Q3FY26**
Reported revenue growth[1]	8 %	4 %	7 %
Currency impact[1]	(1)%	1 %	(3)%
Revenue growth in constant currency[1]	7 %	5 %	4 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs[1]	7 %	5 %	4 %

PrintBrothers	**YTD Q3FY24**	**YTD Q3FY25**	**YTD Q3FY26**
Reported revenue growth[1]	11 %	5 %	24 %
Currency impact[1]	(5)%	1 %	(10)%
Revenue growth in constant currency[1]	6 %	6 %	14 %
Impact of TTM acquisitions, divestitures & JVs	— %	(1)%	(7)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs[1]	6 %	5 %	7 %

The Print Group	**YTD Q3FY24**	**YTD Q3FY25**	**YTD Q3FY26**
Reported revenue growth[1]	4 %	5 %	17 %
Currency impact[1]	(5)%	1 %	(9)%
Revenue growth in constant currency[1]	(1)%	6 %	8 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs[1]	(1)%	6 %	8 %

Upload and Print Combined Revenue ($M)	**YTD Q3FY24**	**YTD Q3FY25**	**YTD Q3FY26**
PrintBrothers reported revenue[1]	$ 468.8	$ 490.9	$ 607.7
The Print Group reported revenue[1]	$ 258.9	$ 272.9	$ 319.1
Upload and Print inter-segment eliminations[1]	$ (0.4)	$ (0.5)	$ (0.6)
Total Upload and Print revenue in USD[1]	**$ 727.3**	**$ 763.3**	**$ 926.2**

[1] During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.
Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes the revenue from several small acquired businesses for the first year after acquisition.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(YTD)

Upload and Print Combined Revenue Growth	**YTD Q3FY24**	**YTD Q3FY25**	**YTD Q3FY26**
Reported revenue growth[1]	9 %	5 %	21 %
Currency impact[1]	(6)%	1 %	(9)%
Revenue growth in constant currency[1]	3 %	6 %	12 %
Impact of TTM acquisitions	— %	— %	(5)%
Revenue growth in constant currency excl. TTM acquisitions[1]	3 %	6 %	7 %

National Pen	**YTD Q3FY24**	**YTD Q3FY25**	**YTD Q3FY26**
Reported revenue growth[1]	8 %	3 %	12 %
Currency impact[1]	(2)%	— %	(4)%
Revenue growth in constant currency[1]	6 %	3 %	8 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs[1]	6 %	3 %	8 %

All Other Businesses	**YTD Q3FY24**	**YTD Q3FY25**	**YTD Q3FY26**
Reported revenue growth[1]	1 %	4 %	12 %
Currency impact[1]	(1)%	2 %	(1)%
Revenue growth in constant currency[1]	— %	6 %	11 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs[1]	— %	6 %	11 %

[1] During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONTRIBUTION PROFIT & CONTRIBUTION MARGIN

(Quarterly, in millions)

	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26
Reported revenue	$ 780.6	$ 832.6	$ 805.0	$ 939.2	$ 789.5	$ 869.5	$ 863.3	$1,042.2	$ 886.2
Less: Cost of revenue	$ (404.7)	$ (428.2)	$ (422.7)	$ (489.3)	$ (417.0)	$ (456.7)	$ (460.5)	$ (554.5)	$ (477.0)
Gross profit	$ 375.9	$ 404.4	$ 382.2	$ 449.9	$ 372.5	$ 412.8	$ 402.8	$ 487.7	$ 409.2
Less: Advertising and payment processing fees	$ (116.4)	$ (118.5)	$ (128.3)	$ (147.3)	$ (117.2)	$ (113.3)	$ (131.3)	$ (161.4)	$ (122.3)
Contribution profit	$ 259.5	$ 285.9	$ 253.9	$ 302.6	$ 255.3	$ 299.5	$ 271.5	$ 326.4	$ 286.9
Contribution margin	33 %	34 %	32 %	32 %	32 %	34 %	31 %	31 %	32 %

CONTRIBUTION PROFIT & CONTRIBUTION MARGIN

(TTM, in millions)

	TTM Q3FY24	TTM Q4FY24	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25	TTM Q1FY26	TTM Q2FY26	TTM Q3FY26
Reported revenue	$3,248.1	$3,291.9	$3,339.5	$3,357.3	$3,366.2	$3,403.1	$3,461.4	$3,564.4	$3,661.2
Less: Cost of revenue	$(1,679.5)	$(1,695.1)	$(1,719.0)	$(1,744.8)	$(1,757.1)	$(1,785.6)	$(1,823.4)	$(1,888.6)	$(1,948.7)
Gross profit	$1,568.6	$1,596.8	$1,620.5	$1,612.5	$1,609.1	$1,617.4	$1,638.0	$1,675.8	$1,712.5
Less: Advertising and payment processing fees	$ (487.3)	$ (496.3)	$ (502.6)	$ (510.5)	$ (511.4)	$ (506.1)	$ (509.1)	$ (523.2)	$ (528.2)
Contribution profit	$1,081.3	$1,100.5	$1,118.0	$1,102.0	$1,097.7	$1,111.3	$1,129.0	$1,152.7	$1,184.3
Contribution margin	33 %	33 %	34 %	33 %	33 %	33 %	33 %	32 %	32 %

Values may not sum to total due to rounding.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Quarterly, in millions)

	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26
VistaPrint [1,5]	$ 79.7	$ 87.6	$ 81.1	$ 97.2	$ 83.2	$ 106.0	$ 90.0	$ 107.0	$ 88.9
PrintBrothers [1]	17.2	25.4	20.2	23.4	17.8	22.2	25.7	28.3	22.1
The Print Group [1]	17.3	19.5	18.1	18.9	15.5	20.0	18.7	23.1	20.1
National Pen [1]	4.4	9.1	(4.6)	23.4	3.9	9.2	(2.4)	25.6	6.7
All Other Businesses [1]	4.2	7.1	6.9	3.8	5.3	6.5	9.1	4.5	5.3
Inter-segment eliminations [1]	(5.3)	(6.3)	(8.5)	(10.1)	(11.4)	(14.3)	(15.8)	(17.4)	(17.7)
Total segment EBITDA	**$ 117.4**	**$ 142.4**	**$ 113.2**	**$ 156.5**	**$ 114.3**	**$ 149.5**	**$ 125.2**	**$ 171.0**	**$ 125.4**
Central and corporate costs ex. unallocated SBC[5]	(36.8)	(36.4)	(37.0)	(39.7)	(38.3)	(38.3)	(38.4)	(42.5)	(36.6)
Unallocated SBC	(4.5)	(3.4)	(1.8)	0.7	1.7	(2.5)	(0.2)	(2.0)	—
Exclude: share-based compensation included in segment EBITDA	18.4	17.1	15.6	14.4	12.7	16.2	14.8	16.8	14.6
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	(0.3)	(0.2)	(2.2)	0.4	0.3	(2.5)	(2.7)	(4.5)	(3.0)
Adjusted EBITDA[3,4]	**$ 94.2**	**$ 119.4**	**$ 87.8**	**$ 132.3**	**$ 90.7**	**$ 122.4**	**$ 98.7**	**$ 138.8**	**$ 100.5**
Depreciation and amortization	(37.1)	(35.7)	(35.5)	(35.2)	(34.3)	(36.1)	(36.6)	(36.6)	(37.4)
Share-based compensation expense[2]	(18.4)	(17.1)	(15.6)	(14.4)	(12.7)	(16.2)	(14.8)	(16.8)	(14.6)
Certain impairments and other adjustments	0.3	(0.4)	0.6	(1.2)	(2.4)	(2.4)	(0.7)	(0.5)	0.5
Restructuring-related charges	(0.1)	(0.1)	(0.1)	(0.2)	(0.5)	(4.8)	(0.3)	(1.3)	(2.8)
Income tax (expense) benefit	(10.6)	84.9	(9.0)	(21.2)	(12.1)	(41.8)	(17.8)	(13.3)	(11.7)
(Loss) gain on early extinguishment of debt	—	(2.4)	0.2	(0.7)	—	—	—	—	—
Interest expense, net	(30.2)	(29.9)	(31.4)	(29.2)	(27.0)	(27.7)	(28.1)	(27.0)	(25.4)
Other income, net	(3.7)	(0.8)	(11.5)	31.7	(9.4)	(24.3)	3.5	1.7	2.6
Realized (gains) losses on currency derivatives included in other income, net	0.3	0.2	2.2	(0.4)	(0.3)	2.5	2.7	4.5	3.0
Net income (loss)	**$ (5.2)**	**$ 118.2**	**$ (12.4)**	**$ 61.6**	**$ (8.0)**	**$ (28.4)**	**$ 6.5**	**$ 49.5**	**$ 14.6**

Upload and Print Combined EBITDA ($M)	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26
PrintBrothers reported segment EBITDA [1]	$ 17.2	$ 25.4	$ 20.2	$ 23.4	$ 17.8	$ 22.2	$ 25.7	$ 28.3	$ 22.1
The Print Group reported segment EBITDA [1]	$ 17.3	$ 19.5	$ 18.1	$ 18.9	$ 15.5	$ 20.0	$ 18.7	$ 23.1	$ 20.1
Upload and Print inter-segment eliminations [1]	$ —	$ —	$ —	$ (0.1)	$ —	$ —	$ —	$ (0.1)	$ (0.1)
Total Upload and Print combined EBITDA in USD [1]	**$ 34.5**	**$ 44.8**	**$ 38.2**	**$ 42.2**	**$ 33.2**	**$ 42.1**	**$ 44.4**	**$ 51.4**	**$ 42.1**

[1] During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

[2] SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.

[3] This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.

[4] Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

[5] During the first quarter of fiscal year 2026, we revised our internal organizational structure to drive efficiencies, which resulted in the transfer of two teams from our VistaPrint reportable segment into our central functions. We have revised our presentation of all periods presented to reflect our revised segment reporting. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

(Quarterly, in millions)

	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26
Net income (loss)	$ (5.2)	$ 118.2	$ (12.4)	$ 61.6	$ (8.0)	$ (28.4)	$ 6.5	$ 49.5	$ 14.6
Exclude expense (benefit) impact of:									
Income tax (benefit) expense	$ 10.6	$ (84.9)	$ 9.0	$ 21.2	$ 12.1	$ 41.8	$ 17.8	$ 13.3	$ 11.7
Loss (gain) on early extinguishment of debt	$ —	$ 2.4	$ (0.2)	$ 0.7	$ —	$ —	$ —	$ —	$ —
Interest expense, net	$ 30.2	$ 29.9	$ 31.4	$ 29.2	$ 27.0	$ 27.7	$ 28.1	$ 27.0	$ 25.4
Other income, net	$ 3.7	$ 0.8	$ 11.5	$ (31.7)	$ 9.4	$ 24.3	$ (3.5)	$ (1.7)	$ (2.6)
Depreciation and amortization	$ 37.1	$ 35.7	$ 35.5	$ 35.2	$ 34.3	$ 36.1	$ 36.6	$ 36.6	$ 37.4
Share-based compensation expense[1]	$ 18.4	$ 17.1	$ 15.6	$ 14.4	$ 12.7	$ 16.2	$ 14.8	$ 16.8	$ 14.6
Certain impairments and other adjustments	$ (0.3)	$ 0.4	$ (0.6)	$ 1.2	$ 2.4	$ 2.4	$ 0.7	$ 0.5	$ (0.5)
Restructuring related charges	$ 0.1	$ 0.1	$ 0.1	$ 0.2	$ 0.5	$ 4.8	$ 0.3	$ 1.3	$ 2.8
Include certain items that are a part of other income, net:									
Realized gains (losses) on currency derivatives	$ (0.3)	$ (0.2)	$ (2.2)	$ 0.4	$ 0.3	$ (2.5)	$ (2.7)	$ (4.5)	$ (3.0)
Adjusted EBITDA[2,3]	**$94.2**	**$119.4**	**$87.8**	**$132.3**	**$90.7**	**$122.4**	**$98.7**	**$138.8**	**$100.5**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA
(YTD, in millions)

	YTD Q3FY24	YTD Q3FY25	YTD Q3FY26
Net income (loss)	$ 59.6	$ 41.2	$ 70.7
Exclude expense (benefit) impact of:			
Income tax (benefit) expense	$ 35.5	$ 42.3	$ 42.9
Loss (gain) on early extinguishment of debt	$ (1.7)	$ 0.5	$ —
Interest expense, net	$ 89.9	$ 87.6	$ 80.5
Other income, net	$ (2.4)	$ (10.7)	$ (7.8)
Depreciation and amortization	$ 116.1	$ 105.1	$ 110.6
Share-based compensation expense[1]	$ 48.5	$ 42.7	$ 46.3
Certain impairments and other adjustments	$ 0.8	$ 2.9	$ 0.7
Restructuring related charges	$ 0.3	$ 0.7	$ 4.4
Realized gains (losses) on currency derivatives	$ 2.6	$ (1.5)	$ (10.2)
Adjusted EBITDA [2,3]	**$349.3**	**$310.7**	**$338.1**

ADJUSTED EBITDA
(TTM, in millions)

	TTM Q3FY24	TTM Q4FY24	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25	TTM Q1FY26	TTM Q2FY26	TTM Q3FY26
Net income (loss)	$ 87.0	$ 177.8	$ 160.9	$ 162.2	$ 159.4	$ 12.9	$ 31.8	$ 19.6	$ 42.3
Exclude expense (benefit) impact of:									
Income tax (benefit) expense	$ 47.1	$ (49.4)	$ (48.5)	$ (44.1)	$ (42.6)	$ 84.1	$ 93.0	$ 85.1	$ 84.7
Loss (gain) on early extinguishment of debt	$ (8.5)	$ 0.7	$ 1.9	$ 2.9	$ 2.9	$ 0.5	$ 0.7	$ —	$ —
Interest expense, net	$ 118.8	$ 119.8	$ 122.0	$ 120.6	$ 117.5	$ 115.2	$ 111.9	$ 109.7	$ 108.1
Other income, net	$ (9.5)	$ (1.6)	$ 16.3	$ (15.7)	$ (10.0)	$ 13.6	$ (1.4)	$ 28.6	$ 16.6
Depreciation and amortization	$ 157.0	$ 151.8	$ 147.4	$ 143.5	$ 140.7	$ 141.1	$ 142.2	$ 143.6	$ 146.7
Share-based compensation expense[1]	$ 58.9	$ 65.6	$ 68.8	$ 65.5	$ 59.8	$ 58.9	$ 58.0	$ 60.5	$ 62.4
Certain impairments and other adjustments	$ 5.7	$ 1.2	$ —	$ 0.6	$ 3.3	$ 5.4	$ 6.7	$ 6.1	$ 3.1
Restructuring related charges	$ 0.9	$ 0.4	$ 0.9	$ 0.5	$ 0.9	$ 5.5	$ 5.7	$ 6.9	$ 9.2
Realized gains (losses) on currency derivatives	$ 5.8	$ 2.4	$ (1.9)	$ (2.4)	$ (1.8)	$ (4.0)	$ (4.5)	$ (9.4)	$ (12.7)
Adjusted EBITDA[2,3]	**$ 463.2**	**$ 468.7**	**$ 467.7**	**$ 433.5**	**$ 430.1**	**$ 433.2**	**$ 444.1**	**$ 450.7**	**$ 460.5**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED FREE CASH FLOW

(Quarterly, in millions)

	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26
Net cash provided by operating activities	$ 8.4	$ 125.1	$ 4.4	$ 176.5	$ 9.7	$ 107.5	$ 25.1	$ 164.7	$ (16.5)
Purchases of property, plant and equipment	$ (10.5)	$ (10.5)	$ (17.0)	$ (26.4)	$ (24.8)	$ (20.8)	$ (26.4)	$ (25.2)	$ (23.0)
Capitalization of software and website development costs	$ (15.0)	$ (14.9)	$ (14.6)	$ (16.7)	$ (16.3)	$ (16.5)	$ (17.3)	$ (16.0)	$ (16.8)
Proceeds from sale of assets	$ 0.4	$ 17.1	$ 1.6	$ 0.1	$ 0.7	$ 0.7	$ 0.8	$ 0.9	$ 1.7
Adjusted free cash flow	**$ (16.6)**	**$ 116.8**	**$ (25.6)**	**$ 133.5**	**$ (30.8)**	**$ 70.9**	**$ (17.8)**	**$ 124.3**	**$ (54.6)**

Reference:

	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26
Value of finance leases	$ 2.2	$ 0.1	$ 0.3	$ 0.5	$ 1.8	$ 0.7	$ 1.4	$ 10.8	$ 3.7
Cash restructuring payments	$ 0.5	$ 0.2	$ 0.1	$ 0.2	$ 0.4	$ 2.1	$ 2.1	$ 1.2	$ 1.4
Cash paid for interest	$ 23.9	$ 41.7	$ 35.2	$ 19.5	$ 36.3	$ 19.1	$ 37.5	$ 18.6	$ 35.2
Cash received for interest	$ (5.0)	$ (3.0)	$ (3.7)	$ (2.7)	$ (3.4)	$ (2.6)	$ (3.1)	$ (2.8)	$ (3.4)
Cash interest, net[1]	**$ 18.9**	**$ 38.8**	**$ 31.5**	**$ 16.8**	**$ 32.9**	**$ 16.5**	**$ 34.4**	**$ 15.9**	**$ 31.8**

ADJUSTED FREE CASH FLOW

(YTD, in millions)

	YTD Q3FY24	YTD Q3FY25	YTD Q3FY26
Net cash provided by operating activities	$ 225.6	$ 190.6	$ 173.2
Purchases of property, plant and equipment	$ (44.4)	$ (68.2)	$ (74.5)
Capitalization of software and website development costs	$ (43.4)	$ (47.6)	$ (50.1)
Proceeds from sale of assets	$ 6.4	$ 2.4	$ 3.4
Adjusted free cash flow	**$ 144.2**	**$ 77.2**	**$ 52.0**

Reference:

	YTD Q3FY24	YTD Q3FY25	YTD Q3FY26
Value of finance leases	$ 4.4	$ 2.6	$ 15.9
Cash restructuring payments	$ 7.4	$ 0.7	$ 4.7
Cash paid for interest	$ 90.6	$ 91.1	$ 91.3
Cash received for interest	$ (11.2)	$ (9.8)	$ (9.3)
Cash interest, net	**$ 79.3**	**$ 81.3**	**$ 82.0**

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED FREE CASH FLOW

(TTM, in millions)

	TTM Q3FY24	TTM Q4FY24	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25	TTM Q1FY26	TTM Q2FY26	TTM Q3FY26
Net cash provided by operating activities	$ 287.4	$ 350.7	$ 312.9	$ 314.4	$ 315.7	$ 298.1	$ 318.7	$ 306.9	$ 280.7
Purchases of property, plant and equipment	$ (60.7)	$ (54.9)	$ (49.4)	$ (64.4)	$ (78.7)	$ (89.0)	$ (98.4)	$ (97.1)	$ (95.3)
Capitalization of software and website development costs	$ (57.0)	$ (58.3)	$ (58.5)	$ (61.2)	$ (62.5)	$ (64.1)	$ (66.8)	$ (66.2)	$ (66.6)
Proceeds from sale of assets	$ 9.2	$ 23.6	$ 19.5	$ 19.2	$ 19.5	$ 3.1	$ 2.3	$ 3.1	$ 4.1
Adjusted free cash flow	**$ 179.0**	**$ 261.1**	**$ 224.5**	**$ 208.1**	**$ 194.0**	**$ 148.0**	**$ 155.9**	**$ 146.7**	**$ 122.8**

Reference:

Value of new finance leases	$ 10.3	$ 4.6	$ 4.5	$ 3.2	$ 2.8	$ 3.3	$ 4.4	$ 14.7	$ 16.6
Cash restructuring payments	$ 29.7	$ 7.6	$ 2.0	$ 1.0	$ 0.9	$ 2.8	$ 4.8	$ 5.8	$ 6.9
Cash paid for interest	$ 133.7	$ 132.3	$ 143.3	$ 120.4	$ 132.8	$ 110.1	$ 112.4	$ 111.5	$ 110.4
Cash received for interest	$ (14.7)	$ (14.2)	$ (14.5)	$ (14.4)	$ (12.8)	$ (12.4)	$ (11.8)	$ (11.9)	$ (11.9)
Cash interest, net	**$ 119.1**	**$ 118.1**	**$ 128.7**	**$ 106.0**	**$ 120.0**	**$ 97.8**	**$ 100.6**	**$ 99.6**	**$ 98.5**

Values may not sum to total due to rounding.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSOLIDATED NET LEVERAGE RATIOS

(in millions, except leverage ratios)

	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26
Total debt outstanding[1]	$1,615.0	$1,616.6	$1,617.5	$1,610.5	$1,607.7	$1,604.5	$1,600.9	$1,607.9	$1,604.5
Capital lease liabilities	$ 37.5	$ 36.4	$ 35.3	$ 31.9	$ 32.8	$ 33.6	$ 33.7	$ 42.9	$ 43.9
Less: Cash and cash equivalents	$ (160.8)	$ (208.3)	$ (153.0)	$ (224.4)	$ (183.0)	$ (234.0)	$ (200.5)	$ (258.0)	$ (189.0)
Adjusted Net Debt as defined by our credit agreement	$1,491.7	$1,444.7	$1,499.8	$1,418.0	$1,457.6	$1,404.2	$1,434.0	$1,392.8	$1,459.4
Less: High Yield Notes	$ (522.1)	$ (522.1)	$ (525.0)	$ (525.0)	$ (525.0)	$ (525.0)	$ (525.0)	$ (525.0)	$ (525.0)
Adjusted Senior Secured Net Debt as defined by our credit agreement	$ 969.6	$ 922.6	$ 974.8	$ 893.0	$ 932.6	$ 879.2	$ 909.0	$ 867.8	$ 934.4

	TTM Q3FY24	TTM Q4FY24	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25	TTM Q1FY26	TTM Q2FY26	TTM Q3FY26
Net income (loss)	$ 87.0	$ 177.8	$ 160.9	$ 162.2	$ 159.4	$ 12.9	$ 31.8	$ 19.6	$ 42.3
Exclude expense (benefit) impact of:									
Income tax (benefit) expense	$ 47.1	$ (49.4)	$ (48.5)	$ (44.1)	$ (42.6)	$ 84.1	$ 93.0	$ 85.1	$ 84.7
Loss (gain) on early extinguishment of debt	$ (8.5)	$ 0.7	$ 1.9	$ 2.9	$ 2.9	$ 0.5	$ 0.7	$ —	$ —
Interest expense, net	$ 118.8	$ 119.8	$ 122.0	$ 120.6	$ 117.5	$ 115.2	$ 111.9	$ 109.7	$ 108.1
Other income, net	$ (9.5)	$ (1.6)	$ 16.3	$ (15.7)	$ (10.0)	$ 13.6	$ (1.4)	$ 28.6	$ 16.6
Depreciation and amortization	$ 157.0	$ 151.8	$ 147.4	$ 143.5	$ 140.7	$ 141.1	$ 142.2	$ 143.6	$ 146.7
Share-based compensation expense	$ 58.9	$ 65.6	$ 68.8	$ 65.5	$ 59.8	$ 58.9	$ 58.0	$ 60.5	$ 62.4
Certain impairments and other adjustments	$ 5.7	$ 1.2	$ —	$ 0.6	$ 3.3	$ 5.4	$ 6.7	$ 6.1	$ 3.1
Restructuring related charges	$ 0.9	$ 0.4	$ 0.9	$ 0.5	$ 0.9	$ 5.5	$ 5.7	$ 6.9	$ 9.2
Include certain items that are part of other income, net:									
Realized gains (losses) on currency derivatives	$ 5.8	$ 2.4	$ (1.9)	$ (2.4)	$ (1.8)	$ (4.0)	$ (4.5)	$ (9.4)	$ (12.7)
Adjusted EBITDA	$ 463.2	$ 468.7	$ 467.7	$ 433.5	$ 430.1	$ 433.2	$ 444.1	$ 450.7	$ 460.5
Other adjustments, net as specified in our credit agreement[2]	$ 32.7	$ 17.1	$ 10.7	$ 20.9	$ 16.2	$ 16.9	$ 14.5	$ 19.0	$ 24.8
Consolidated EBITDA as defined by credit agreement	$ 495.9	$ 485.8	$ 478.4	$ 454.4	$ 446.3	$ 450.1	$ 458.6	$ 469.7	$ 485.3

	Q3FY24	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26
Adjusted Net Debt as defined by our credit agreement	$1,491.7	$1,444.7	$1,499.8	$1,418.0	$1,457.6	$1,404.2	$1,434.0	$1,392.8	$1,459.4
Consolidated EBITDA as defined by our credit agreement	$ 496.0	$ 485.8	$ 478.4	$ 454.4	$ 446.3	$ 450.1	$ 458.6	$ 469.7	$ 485.3
Consolidated Net Leverage Ratio	3.01	2.97	3.13	3.12	3.27	3.12	3.13	2.97	3.01
Adjusted Senior Secured Net Debt as defined by our credit agreement	$ 969.6	$ 922.6	$ 974.8	$ 893.0	$ 932.6	$ 879.2	$ 909.0	$ 867.8	$ 934.4
Consolidated EBITDA as defined by our credit agreement	$ 496.0	$ 485.8	$ 478.4	$ 454.4	$ 446.3	$ 450.1	$ 458.6	$ 469.7	$ 485.3
Senior Secured Net Leverage Ratio	1.95	1.90	2.04	1.96	2.09	1.95	1.98	1.85	1.93

[1]*Represents short-term and long-term debt, excluding debt issuance costs and discounts, net of debt premiums.*

[2]*Other adjustments, net primarily include non-cash/non-recurring items specified in our credit agreement, as well as the pro forma effect of certain cost-saving measures or material acquisitions for the trailing twelve month period.*

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH OUTLOOK

Outlook as of April 29, 2026	FY2026
Reported revenue growth (using recent currency rates)	9% - 10%
Currency impact	(3)%
Impact of TTM acquisitions, divestitures & JVs	(2)%
Organic constant-currency revenue growth	4% - 5%

ADJUSTED EBITDA OUTLOOK

(in millions)

Outlook as of April 29, 2026	FY2026 (at least...)	FY2028 (at least...)
GAAP net income (loss)	$87.0	$200.0
Income tax expense	$57.0	$79.0
Interest expense, net	$105.0	$95.0
Depreciation and amortization	$148.0	$159.0
Share-based compensation expense[1]	$63.0	$67.0
Restructuring related charges	$5.0	$—
Adjusted EBITDA [2,3]	**$465.0**	**$600.0**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

ADJUSTED FREE CASH FLOW OUTLOOK

(in millions)

Outlook as of April 29, 2026	FY2026 (at midpoint)
Net cash provided by operating activities	$301.1
Purchases of property, plant and equipment	($104.0)
Capitalization of software and website development costs	($68.0)
Proceeds from sale of assets	$3.4
Adjusted free cash flow	**$132.5**

ABOUT CIMPRESS:

Cimpress plc (Nasdaq: CMPR) helps millions of businesses build brands, stand out and grow via customized physical marketing products and branded merchandise. Founded in 1995, Cimpress has become the global leader in web-to-print mass customization, delivering high-quality, affordable customized physical products quickly and conveniently, even in very low quantities. Cimpress brands include VistaPrint, WIRmachenDRUCK, Pixartprinting, Pens.com, BuildASign, druck.at, Drukwerkdeal, easyflyer, Exaprint, Packstyle, Printi, Tradeprint and BoxUp.

To learn more, visit https://www.cimpress.com.

CONTACT INFORMATION:

Investor Relations:

Meredith Burns
ir@cimpress.com

Media Relations:

Sara Litwiller
mediarelations@cimpress.com

SAFE HARBOR STATEMENT:

This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements within the meaning of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including but not limited to FY2026 guidance for revenue growth, organic constant-currency revenue growth, net income, adjusted EBITDA, operating cash flow, and adjusted free cash flow; FY2028 targets for net income, adjusted EBITDA, and conversion of adjusted EBITDA to adjusted free cash flow; the expected drivers of our future performance, including organic growth and planned amounts to be generated in annualized efficiency benefits exiting FY2027 and the investments and initiatives through which to realize those savings; M&A and potential partnership opportunities having a positive impact on results in future years; statements regarding raising guidance, confidence in FY2028 financial targets, expectations for the tariff impact to lessen in future quarters, potential recoverability of costs through insurance, our expectation that we will remain well positioned financially to navigate volatility; statements regarding achieving the FY2028 outlook, generating strong per-share free cash flow growth, significantly reducing the net leverage ratio, and expectations for net leverage reductions for FY2026-FY2028, subject to capital allocation choices such as share repurchases; other statements under the Outlook section regarding certain anticipated results; and our ability to remain well positioned to continue to progress against strategic and financial goals and to expand the value delivered to customers and the company's competitive advantages for the years to come.

Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; the development, duration, and severity of supply chain constraints and fluctuating inflation; our inability to make investments in our businesses and allocate our capital as planned or the failure of those investments and allocations to achieve the results we expect; costs and disruptions caused by acquisitions and minority investments; the failure of businesses we acquire or invest in to perform as expected; loss of key personnel or our inability to recruit talented personnel; our failure to develop and deploy our mass customization platform or the failure of the mass customization platform to drive the performance, efficiencies, and competitive advantage we expect; unanticipated changes in our markets, customers, or businesses; disruptions caused by geopolitical events or political instability and war in Ukraine, Israel, the Middle East, or elsewhere; changes in governmental policies, laws and regulations that affect our businesses, or in their enforcement or interpretation, including related to import tariffs; our failure to manage the growth and complexity of our business; our failure to maintain compliance with the covenants in our debt documents or to pay our debts when due; competitive pressures; general economic conditions; and other factors described in our Form 10-K for the fiscal year ended June 30, 2025 and subsequent documents we periodically file with the U.S. SEC.

In addition, the statements and projections in this quarterly earnings commentary represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document.